SUPPLEMENT DATED SEPTEMBER 30, 2011

TO PROSPECTUS DATED AUGUST 12, 2011
FOR SUN LIFE SOLUTIONS

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT K
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

This supplement updates the above-referenced Prospectus to update certain information regarding the optional living benefit (“Sun Income Vision”) available under the flexible payment deferred annuity contracts issued in the state of California. Please read this supplement carefully and keep it with your Prospectus for future reference.

For Contracts issued in California, the Sun Income Vision optional living benefit described in the prospectus will not be cancelled upon a change of ownership of the Contract.

Sun Life Solutions (California) 9/2011